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 Supplement to the Statement of Additional Information dated September 29, 1999

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                      NUVEEN FLAGSHIP MULTISTATE TRUST IV

                   Nuveen Flagship Kansas Municipal Bond Fund

                  Nuveen Flagship Kentucky Municipal Bond Fund

                  Nuveen Flagship Michigan Municipal Bond Fund

                  Nuveen Flagship Missouri Municipal Bond Fund

                    Nuveen Flagship Ohio Municipal Bond Fund

                 Nuveen Flagship Wisconsin Municipal Bond Fund

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  In the section of the Statement of Additional Information entitled "Addi-
tional Information on the Purchase and Redemption of Fund Shares" under Reduc-tion or Elimination of Contingent Deferred Sales Charge, the waiver or reduc-tion of the CDSC for redemptions made pursuant to a Fund's systematic invest-ment plan is hereby amended and restated as follows:

    The CDSC may be waived for redemptions, made on or after December 15, 1999 pursuant to a fund's systematic withdrawal plan, of up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of an account's net asset value depending on the frequency of the plan as designated by the share-holder.

                       PLEASE RETAIN FOR FUTURE REFERENCE


                                                               VGN-S-1-SAI 12-99